FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

      This Fourth Amendment to Loan and Security Agreement (this "Fourth Amendment") made and entered into as of the 28th day of May, 2004, is by and between LaSalle Bank National Association, a national banking association ("LENDER"), with an office located at 3201 North Ashland Avenue, Chicago, Illinois 60657, and Consolidated Oil Well Services, Inc., a Kansas corporation, having its principal place of business at 211 West 14th Street, Chanute, Kansas 66720 ("BORROWER").

                              W I T N E S S E T H:

      WHEREAS, prior hereto, Lender provided certain loans, extensions of credit and other financial accommodations (the "Financial Accommodations") to Borrower pursuant to (a) that certain Loan and Security Agreement dated as of January 14, 2002, as amended by that certain First Amendment to Loan and Security Agreement dated as of February 19, 2003, that certain Second Amendment to Loan and Security Agreement dated as of April 25, 2003, and that certain Third Amendment to Loan and Security Agreement dated as of April 19, 2004, each by and between Borrower and Lender (collectively the "Loan Agreement"), and (b) the other documents, agreements and instruments referenced in the Loan Agreement or executed and delivered pursuant thereto;

      WHEREAS,  Borrower has  requested  that Lender extend the maturity date of
the   Revolving   Loan  to  December   31,  2005  (the   "Additional   Financial
Accommodations"); and

      WHEREAS, Lender is willing to provide the Additional Financial Accommodations, but solely on the terms and subject to the provisions set forth in this Fourth Amendment and the other agreements, documents and instruments referenced herein or executed and delivered pursuant hereto.

      NOW, THEREFORE, in consideration of the foregoing, the mutual promises and understandings of the parties hereto set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender and Borrower hereby agree as set forth in this Fourth Amendment.

I.    DEFINITIONS.

      A. USE OF DEFINED TERMS. Except as expressly set forth in this Fourth Amendment, all terms which have an initial capital letter where not required by the rules of grammar are used herein as defined in the Loan Agreement.

      B. AMENDED DEFINITIONS. Effective as of the date of this Fourth Amendment,
Section 1 of the Loan Agreement is hereby amended by deleting the definitions of "Maturity Date" and "Revolving Note" set forth in Section 1 and substituting therefor the following, respectively:

            "MATURITY DATE" shall mean December 31, 2005.

            "REVOLVING NOTE" shall mean that certain Revolving Note dated as of May __, 2004, executed and delivered by Borrower to Lender in a maximum aggregate principal amount not to exceed Two Million and no/100 Dollars ($2,000,000.00), as such Revolving Note is amended, renewed or restated from time to time.

II. CONDITIONS PRECEDENT. Lender's obligation to provide the Additional Financial Accommodations to Borrower is subject to the full and timely performance of the following covenants prior to or contemporaneously with the execution of this Fourth Amendment:

      A. Borrower executing and delivering, or causing to be executed and delivered to Lender, the following documents, each of which shall be in form and substance acceptable to Lender:

            (i) An original Secretary's Certificate of even date herewith executed by the Secretary of Borrower to Lender;

            (iii) An original Reaffirmation of Continuing Unconditional Guaranty of even date herewith from each of Stanton E. Ross and Infinity, Inc.; and

            (vii) such other agreements, documents and instruments as Lender may reasonably request;

      B. No Event of Default or any event which with notice, lapse of time or both would constitute an Event of Default exists under the Loan Agreement, as amended by this Fourth Amendment, or the Other Agreements (hereinafter defined);

      C. No claims, litigation, arbitration proceedings or governmental proceedings not disclosed in writing to Lender prior to the date of hereof shall be pending or known to be threatened against Borrower and no known material development not so disclosed shall have occurred in any claims, litigation, arbitration proceedings or governmental proceedings so disclosed which in the opinion of Lender is likely to materially or adversely affect the financial position or business of Borrower or the capability of Borrower to pay its obligations and liabilities to Lender; and

      D. There shall have been no material or adverse change in the business, financial condition or results of operations since the date of Borrower's most recently delivered financial statements to Lender.

III. CONFLICT. If, and to the extent, the terms and provisions of this Fourth Amendment contradict or conflict with the terms and provisions of the Loan Agreement, the terms and provisions of this Fourth Amendment shall govern and control; provided, however, to the extent the terms and provisions of this Fourth Amendment do not contradict or conflict with the terms and provisions of the Loan Agreement, the Loan Agreement, as amended by this Fourth Amendment, shall remain in and have its intended full force and effect, and Lender and Borrower hereby affirm, confirm and ratify the same.

IV. SEVERABILITY. Wherever possible, each provision of this Fourth Amendment shall be interpreted in such manner as to be valid and enforceable under applicable law, but if any provision of this Fourth Amendment is held to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be severed herefrom and such invalidity or unenforceability shall not affect any other provision of this Fourth Amendment, the balance of which shall remain in and have its intended full force and effect. Provided, however, if such provision may be modified so as to be valid and enforceable as a matter of law, such provision shall be deemed to be modified so as to be valid and enforceable to the maximum extent permitted by law.

V.   REAFFIRMATION.   Borrower   hereby   reaffirms   and  remakes  all  of  the
representations, warranties, covenants, duties, obligations and liabilities contained in the Loan Agreement, as amended hereby.

VI. FEES, COSTS AND EXPENSES. Borrower agrees to pay, upon demand, all fees, costs and expenses of Lender, including, but not limited to, reasonable attorneys' fees, in connection with the preparation, execution, delivery and administration of this Fourth Amendment and the other agreements, documents and instruments executed and delivered in connection herewith or pursuant hereto.

VII. RESERVATION OF RIGHTS. Lender continues to reserve all of its rights and remedies, including all security interests, assignments and liens pursuant to the Loan Agreement and the Other Agreements, as well as any rights and remedies at law, in equity or otherwise. Nothing contained in this Fourth Amendment shall be or be deemed a waiver of any presently existing or any hereafter arising or occurring breach, default or event of default, including, nor shall preclude the subsequent exercise of any of Lender's rights or remedies.

VIII. CHOICE OF LAW. This Fourth Amendment has been delivered and accepted in Chicago, Illinois, and shall be governed by and construed in accordance with the laws of the State of Illinois, regardless of the laws that might otherwise govern under applicable principles of conflicts of law as to all matters, including matters of validity, construction, effect, performance and remedies.

IX. COUNTERPART. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

X. WAIVER OF JURY TRIAL. BORROWER AND LENDER EACH HEREBY WAIVE THEIR RESPECTIVE RIGHT TO TRIAL BY JURY.


                            [signature page follows]

      IN WITNESS WHEREOF, the parties hereto have duly executed this Fourth Amendment as of the date first written above.

CONSOLIDATED OIL WELL SERVICES, INC., a Kansas corporation   LASALLE BANK NATIONAL ASSOCIATION, a national banking
                                                             association
By: /s/ Stephen D. Stanfield                                 By: /s/ Debra Warner
    ------------------------------------------------------       --------------------------------------------------

Title:   President                                           Title: Assistant Vice President
      ----------------------------------------------------         -------------------------------------------------

                 FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT


      This Fifth Amendment to Loan and Security Agreement (this "Fifth Amendment") made and entered into as of the 9th day of July, 2004, is by and between LaSalle Bank National Association, a national banking association ("LENDER"), with an office located at 1000 South York Rd., Elmhurst, IL 60126, and Consolidated Oil Well Services, Inc., a Kansas corporation, having its principal place of business at 211 West 14th Street, Chanute, Kansas 66720 ("BORROWER").

                              W I T N E S S E T H:

      WHEREAS, prior hereto, Lender provided certain loans, extensions of credit and other financial accommodations (the "Financial Accommodations") to Borrower pursuant to (a) that certain Loan and Security Agreement dated as of January 14, 2002, as amended by that certain First Amendment to Loan and Security Agreement dated as of February 19, 2003, that certain Second Amendment to Loan and Security Agreement dated as of April 25, 2003, that certain Third Amendment to Loan and Security Agreement dated as of April 19, 2004, and that certain Fourth Amendment to Loan and Security Agreement dated as of May 28, 2004, each by and between Borrower and Lender (collectively the "Loan Agreement"), and (b) the other documents, agreements and instruments referenced in the Loan Agreement or executed and delivered pursuant thereto;

      WHEREAS, Borrower has requested that Lender, among other things (a) increase the principal amount of Term Loan B, and (b) extend the maturity dates of the Revolving Loan and Term Loan B to December 31, 2007 (collectively, the "Additional Financial Accommodations"); and

      WHEREAS, Lender is willing to provide the Additional Financial Accommodations, but solely on the terms and subject to the provisions set forth in this Fifth Amendment and the other agreements, documents and instruments referenced herein or executed and delivered pursuant hereto.

      NOW, THEREFORE, in consideration of the foregoing, the mutual promises and understandings of the parties hereto set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender and Borrower hereby agree as set forth in this Fifth Amendment.

I.    DEFINITIONS.

      A. USE OF DEFINED TERMS. Except as expressly set forth in this Fifth Amendment, all terms which have an initial capital letter where not required by the rules of grammar are used herein as defined in the Loan Agreement.

      B. AMENDED DEFINITIONS.  Effective as of the date of this Fifth Amendment,
Section 1 of the Loan Agreement is hereby amended by deleting the definitions of "Maturity Date", "Permitted Distributions", "Revolving Note" and "Term Note B", as set forth in Section 1, and substituting therefor the following, respectively:

            "MATURITY DATE" shall mean December 31, 2007.

            "MAXIMUM   LOAN  LIMIT"  shall  mean  Seven   Million  Four  Hundred
      Forty-Seven    Thousand   Six   Hundred    Eighty   and   no/100   Dollars
      ($7,447,680.00).

            "PERMITTED DISTRIBUTIONS" shall mean dividends or other cash payments to Borrower's parent, Infinity, Inc., in an aggregate amount not to exceed Excess Cash Flow on a cumulative basis beginning August 1, 2004 and continuing thereafter, provided that at the time of each such payment,
      (i) no Event of Default, or any event which, if uncured, will become an Event of Default after notice or lapse of time (or both), then exists or would be created by such dividends or other cash payments, or (ii) Lender has not, in Lender's sole discretion, notified Borrower to discontinue all such dividends or other cash payments.

            "REVOLVING NOTE" shall mean that certain Revolving Note dated as of July 9, 2004, executed and delivered by Borrower to Lender in a maximum aggregate principal amount not to exceed Two Million and no/100 Dollars ($2,000,000.00), as such Revolving Note is amended, renewed or restated from time to time.

            "TERM NOTE B" shall mean that certain Term Note B dated as of July 9, 2004, executed and delivered by Borrower to Lender in the original principal amount of Five Million Four Hundred Forty-Seven Thousand Six Hundred Eighty and no/100 Dollars ($5,447,680.00), as such Term Note B is amended, renewed or restated from time to time.

      C. NEW  DEFINITIONS.  Effective  as of the date of this  Fifth  Amendment,
Section 1 of the Loan Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

            "CAPITAL EXPENDITURES" shall mean with respect to any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including expenditures for capitalized lease obligations) by Borrower during such period that are required by GAAP, to be included in or reflected by the property, plant and equipment or similar fixed asset accounts (or intangible accounts subject to amortization) on the balance sheet of Borrower.

            "EBITDA" shall mean, for any period, the net earnings of Borrower plus, to the extent deducted in calculating net earnings, expenses for interest, income taxes and depreciation and amortization, all as determined in accordance with GAAP consistently applied.

            "EXCESS CASH FLOW" shall mean Borrower's EBITDA minus Borrower's Fixed Charges, minus Capital Expenditures not financed with long term debt, minus One Dollar ($1.00) on a cumulative basis beginning August 1, 2004, and continuing through the Maturity Date.

            "FIXED CHARGES" shall mean, for any period, the total of (i) interest expense for such period, plus (ii) payments of principal with respect to all indebtedness and liabilities for borrowed money (including, without limitation, payments on capitalized lease obligations) scheduled or otherwise required to be made during such period, plus (iii) income taxes paid during such period and any distributions to shareholders in respect of income taxes for such period, plus (iv) any other dividends or distributions to shareholders made on or after August 1, 2004.

II.   LOAN AGREEMENT MODIFICATIONS.

      A. Term Loan B Repayment. Effective as of the date of this Fifth Amendment, subsection 2(d)(v) of the Loan Agreement is hereby amended by deleting said subsection in its entirety and substituting the following therefor:

            "(v) Repayment of Term Loan B. Term Loan B shall be repaid as follows: (a) forty-one (41) successive monthly principal payments of One Hundred Thirteen Thousand Four Hundred Ninety-Three and 33/100 ($113,493.33) each, together with accrued interest to the date of each payment, beginning July 31, 2004, and continuing on the last day of each calendar month thereafter through and including November 30, 2007, and (b) a final payment of all then outstanding Liabilities evidenced by Term Note B on December 31, 2007. If any such payment due date is not a Business Day, then such payment may be made on the next succeeding Business Day and such extension of time shall be included in the computation of the amount of interest and fees due hereunder."

      B. Term Loan B. Effective as of the date of this Fifth Amendment, Section 2(f) of the Loan Agreement is hereby amended by deleting said Section in its entirety and substituting the following therefor:

            "(f) Subject to the terms and conditions of this Agreement and the Other Agreements, Lender has previously made a term loan to Borrower in the principal amount of Two Million Two Hundred Thirteen Thousand Nine Hundred Seven and 94/100 Dollars ($2,213,907.94) ("Term Loan B"). The current outstanding principal balance of Term Loan B as of July 9, 2004, is $1,917,029.82. Lender has agreed to lend additional funds to Borrower to increase the total current outstanding principal balance of Term Loan B to Five Million Four Hundred Forty-Seven Thousand Six Hundred Eighty and no/100 Dollars ($5,447,680.00). The proceeds of the additional advance on Term Loan B shall be used by Borrower to: (a) pay off third party loans secured by certain of Borrower's equipment, (b) fund certain Capital Expenditures, and (c) to transfer funds to Borrower's parent for purposes of investing in certain leasehold rights in land and other oil and gas well development and operating costs. Term Loan B constitutes a "Loan" under this Agreement and shall bear interest as provided in Paragraph 4(a) below. Term Loan B shall be evidenced by and repaid in accordance with Term Note B."

      C.  Interest  Rate.  Effective  as of the  date of this  Fifth  Amendment,
Section 4(a) of the Loan Agreement is hereby amended by deleting said Section in its entirety and substituting the following therefor:

            "(a) Each Loan shall bear interest at the rate of one and one-quarter percent (1.25%) per annum in excess of the Prime Rate in effect from time to time, payable on the last Business Day of each month in arrears. Said rate of interest shall increase or decrease by an amount equal to each increase or decrease in the Prime Rate effective on the effective date of each such change in the Prime Rate. Upon the occurrence of an Event of Default and during the continuance thereof, each Loan shall bear interest at the rate of two and one-quarter percent (2.25%) per annum in excess of the interest rate otherwise payable thereon, which interest shall be payable on demand. All interest shall be calculated on the basis of a 360-day year."

      D. Prepayment Penalty. Effective as of the date of this Fifth Amendment, the last sentence of Section 10 of the Loan Agreement is hereby amended by deleting said sentence in its entirety and substituting the following therefor:

            "If, during the term of this Agreement, Borrower prepays all of the Liabilities and this Agreement is terminated, Borrower agrees to pay to Lender as a prepayment fee, in addition to the payment of all other Liabilities, an amount equal to (i) three percent (3%) of the Maximum Loan Limit if such prepayment occurs on or before December 31, 2005, (ii) two percent (2%) of the Maximum Loan Limit if such prepayment occurs on or after January 1, 2006, but on or before December 31, 2006, or (iii) one percent (1%) of the Maximum Loan Limit if such prepayment occurs on or after January 1, 2007 and prior to the Maturity Date."

      E. Notice. Effective as of the date of this Fifth Amendment, Section 19 of the Loan Agreement is hereby amended by deleting Lender's address in its entirety and substituting the following therefor:

                  "LaSalle Bank National Association
                   1000 South York Rd.
                   Elmhurst, IL 60126
                   Attention: Mr. Richard A. Simons
                   Facsimile No.:  (630) 941-6997"

III. CONDITIONS PRECEDENT. Lender's obligation to provide the Additional Financial Accommodations to Borrower is subject to the full and timely performance of the following covenants prior to or contemporaneously with the execution of this Fifth Amendment:

      A. Borrower executing and delivering, or causing to be executed and delivered to Lender, the following documents, each of which shall be in form and substance acceptable to Lender:

            (i)   An original executed Revolving Note and Term Note B;

            (ii) An original Secretary's Certificate of even date herewith executed by the Secretary of Borrower to Lender;

            (iii) An original Reaffirmation of Continuing Unconditional Guaranty of even date herewith from each of Stanton E. Ross and Infinity, Inc.; and

            (iv) Such other agreements, documents and instruments as Lender may reasonably request;

      B. No Event of Default or any event which with notice, lapse of time or both would constitute an Event of Default exists under the Loan Agreement, as amended by this Fifth Amendment, or the Other Agreements;

      C. No claims, litigation, arbitration proceedings or governmental proceedings not disclosed in writing to Lender prior to the date of hereof shall be pending or known to be threatened against Borrower and no known material development not so disclosed shall have occurred in any claims, litigation, arbitration proceedings or governmental proceedings so disclosed which in the opinion of Lender is likely to materially or adversely affect the financial position or business of Borrower or the capability of Borrower to pay its obligations and liabilities to Lender; and

      D. There shall have been no material or adverse change in the business, financial condition or results of operations since the date of Borrower's most recently delivered financial statements to Lender.

IV. CONFLICT. If, and to the extent, the terms and provisions of this Fifth Amendment contradict or conflict with the terms and provisions of the Loan Agreement, the terms and provisions of this Fifth Amendment shall govern and control; provided, however, to the extent the terms and provisions of this Fifth Amendment do not contradict or conflict with the terms and provisions of the Loan Agreement, the Loan Agreement, as amended by this Fifth Amendment, shall remain in and have its intended full force and effect, and Lender and Borrower hereby affirm, confirm and ratify the same.

V. SEVERABILITY. Wherever possible, each provision of this Fifth Amendment shall be interpreted in such manner as to be valid and enforceable under applicable law, but if any provision of this Fifth Amendment is held to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be severed herefrom and such invalidity or unenforceability shall not affect any other provision of this Fifth Amendment, the balance of which shall remain in and have its intended full force and effect. Provided, however, if such provision may be modified so as to be valid and enforceable as a matter of law, such provision shall be deemed to be modified so as to be valid and enforceable to the maximum extent permitted by law.

VI.   REAFFIRMATION.   Borrower   hereby   reaffirms  and  remakes  all  of  its
representations, warranties, covenants, duties, obligations and liabilities contained in the Loan Agreement, as amended hereby.

VII. FEES, COSTS AND EXPENSES.

      A. Borrower agrees to pay, upon demand, all fees, costs and expenses of Lender, including, but not limited to, reasonable attorneys' fees, in connection with the preparation, execution, delivery and administration of this Fifth Amendment and the other agreements, documents and instruments executed and delivered in connection herewith or pursuant hereto.

      B. Contemporaneously herewith, Borrower shall pay to Lender a fully-earned non-refundable amendment fee in the amount of Fifty Thousand and no/100 Dollars ($50,000.00).

VIII. RESERVATION OF RIGHTS. Lender continues to reserve all of its rights and remedies, including all security interests, assignments and liens pursuant to the Loan Agreement and the Other Agreements, as well as any rights and remedies at law, in equity or otherwise. Nothing contained in this Fifth Amendment shall be or be deemed a waiver of any presently existing or any hereafter arising or occurring breach, default or event of default, including, nor shall preclude the subsequent exercise of any of Lender's rights or remedies.

IX. CHOICE OF LAW. This Fifth Amendment has been delivered and accepted in Chicago, Illinois, and shall be governed by and construed in accordance with the laws of the State of Illinois, regardless of the laws that might otherwise govern under applicable principles of conflicts of law as to all matters, including matters of validity, construction, effect, performance and remedies.

X. COUNTERPART. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

XI. WAIVER OF JURY TRIAL. BORROWER AND LENDER EACH HEREBY WAIVE THEIR RESPECTIVE RIGHT TO TRIAL BY JURY.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Fifth Amendment as of the date first written above.

CONSOLIDATED OIL WELL SERVICES, INC., a Kansas corporation   LASALLE BANK NATIONAL ASSOCIATION, a national banking
                                                             association
By: /s/ Stephen D. Stanfield                                 By: /s/ Debra Warner
    ------------------------------------------------------       --------------------------------------------------

Title:   President                                           Title: Assistant Vice President
      ----------------------------------------------------         -------------------------------------------------